SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: October 27, 2005

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27487	88-0350156
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

11301 Olympic Blvd. Suite 680, Los Angeles, California 90064
(Address of principal executive offices)

Registrant's telephone number, including area code: 310-445-2599

3803 Mission Blvd. Suite 290, San Diego, CA 92109
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 27, 2005, Gordon Lee was terminated as Chief Executive Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

Date 10-27-05	/s/ Yan Skwara Yan Skwara, Chairman